United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 27, 2025

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Nevada	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
On August 27, 2025, Cannae Funding A, LLC, an indirect wholly-owned special purpose subsidiary of Cannae Holdings, Inc. (the "Company"), entered into an amendment (the "Amendment") to the Margin Loan Agreement originally dated as of November 30, 2020 (as amended from time to time, the "Margin Loan"), with the lenders from time to time party thereto and Bank of America, N.A. as the administrative agent and calculation agent thereunder.

The Amendment amends and restates the Margin Loan primarily to: (i) remove the Company’s prior holdings of Dun & Bradstreet Holdings, Inc. from the collateral pool, (ii) reduce the capacity of the Margin Loan from $150 million to $50 million, (iii) reduce the interest rate on borrowings from the three-month Adjusted Secured Overnight Financing Rate ("SOFR") plus 310 basis points to SOFR plus 275 basis points and (iv) extend the maturity date to August 27, 2028.

On August 26, 2025, the Company repaid the outstanding balance under the Margin Loan, and accordingly no amounts are outstanding under the Margin Loan as of the date of this Current Report on Form 8-K.

The foregoing description of the Amendment and the Margin Loan is not complete and is subject to, and qualified in its entirety by, reference to the full text of the Margin Loan Agreement, which is filed as Exhibit 10.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Margin Loan Agreement, dated as of August 27, 2025, by and among Cannae Funding A, LLC, the lenders from time to time thereto and Bank of America as administrative and calculation agent.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	August 27, 2025	By:	/s/ Bryan D. Coy
			Name:	Bryan D. Coy
			Title:	Executive Vice President, Chief Financial Officer